                   CERTIFICATION OF ANNUAL REPORT (FORM N-CSR/A)

I, Suresh L. Bhirud, certify that:

1.   I have reviewed this report on Form N-CSR/A of The Apex Mid Cap

     Growth Fund;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial information included in this report,

and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations,

changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment

Company Act of 1940) for the registrant and have:

  (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our

supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly

     during the period in which this report is being prepared;

  (b)  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be

designed under our supervision, to provide reasonable

assurance regarding the reliability of financial reporting

      and the preparation of financial statements for external

purposes in accordance with generally accepted accounting

principles;

  (c)  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our

conclusions about the effectiveness of the disclosure

controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

  (d)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred

during the registrant's most recent fiscal half-year

(the registrant's second fiscal half-year in the case of an

      annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal

control over financial reporting;

     and

5.   The registrant's other certifying officer(s) and I have

     disclosed to the registrant's auditors and the audit

     committee of the registrant's board of directors (or

     persons performing the equivalent functions):

  (a)  All significant deficiencies and material weaknesses

     in the design or operation of internal control over

     financial reporting which are reasonably likely to

     adversely affect the registrant's ability to record,

     process, summarize, and report financial information; and

  (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the

     registrant's internal control over financial reporting.

Date: October 5, 2006

                                                  /sd/

                                                       Name: Suresh L. Bhirud

                                                       Title:   Chairman